SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2005
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                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
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             (Exact name of registrant as specified in its charter)

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
                  Colorado                                  333-01173                       84-0467907
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  (State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)
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            8515 East Orchard Road, Greenwood Village, Colorado    80111
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               (Address of principal executive offices)            (Zip Code)

                                 (303) 737-3000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

William T. McCallum will retire as President and Chief Executive Officer of
Great-West Life & Annuity Insurance Company (the "Registrant") on December 31,
2005. Mr. McCallum will continue to serve on the Registrant's Board of Directors, and effective January 1, 2006, he will serve as Vice-Chairman of the Registrant's Board of Directors.

Raymond L. McFeetors, 61, has been appointed President and Chief Executive
Officer of the Registrant effective January 1, 2006. Mr. McFeetors is President and Chief Executive Officer of the Registrant's indirect parent, Great-West
Lifeco Inc., and is the President and Chief Executive Officer of its affiliates
The Great-West Life Assurance Company ("Great-West"), London Life Insurance
Company ("London Life") and The Canada Life Assurance Company ("Canada Life").
He has been with Great-West since 1968, and is a Director of Great-West, London
Life and Canada Life. He is also a director of the Registrant's affiliates IGM
Financial Inc., Investors Group Inc. and Mackenzie Inc.

On December 15, 2005, the Registrant's indirect parent, Great-West Lifeco Inc., issued a press release regarding the retirement of Mr. McCallum and his replacement by Mr. McFeetors. A copy of the press release is attached as Exhibit
99 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number   Title
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99               Great-West Lifeco Inc. Press Release dated December 15, 2005



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 15, 2005

                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                          By: /s/Richard G. Schultz
                          Name: Richard G. Schultz
                          Title: Vice President, Counsel and Associate Secretary